UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2004

SUNSET FINANCIAL RESOURCES, INC.

(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-32026 (Commission file number)	16-1685692 (I.R.S. Employer Identification Number)

10245 Centurion Parkway North, Jacksonville, Florida 32256
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (904) 288-9330

Item 7. Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Senior Secured Credit Agreement

Item 7. Exhibits.

10.1	Senior Secured Credit Agreement dated March 22, 2004 by and between the Company and JPMorgan Chase Bank, N.A.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2004

SUNSET FINANCIAL RESOURCES, INC.
By:	/s/ John Bert Watson
John Bert Watson
Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

10.1	Senior Secured Credit Agreement dated March 22, 2004 by and between the Company and JPMorgan Chase Bank, N.A.